Exhibit 24.1


                                POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned does hereby constitute and appoint each of Michael J. Hegarty and Monica C. Passick, with full power of substitution, his true and lawful attorney to execute in his name, place and stead a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933 of shares which may be issued under the Flushing Financial Corporation 1996 Stock Option Incentive Plan or the Flushing Financial Corporation 1996 Restricted Stock Incentive Plan, including without limitation any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Securities and Exchange Commission. Such attorney and his substitutes shall have and may exercise all powers to act hereunder. Each of the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, each of the undersigned has signed his name hereto as of this 17th day of August, 1999.



      /S/ MICHAEL J. HEGARTY                      /S/ GERARD P. TULLY, SR.
------------------------------------        ------------------------------------
Michael J. Hegarty                          Gerard P. Tully, Sr.



      /S/ MONICA C. PASSICK                       /S/ JAMES D. BENNETT
------------------------------------        ------------------------------------
Monica C. Passick                           James D. Bennett



                                                  /S/ LOUIS C. GRASSI
------------------------------------        ------------------------------------
John M. Gleason                             Louis C. Grassi



      /S/ ROBERT A. MARANI                        /S/ JOHN O. MEAD
------------------------------------        ------------------------------------
Robert A. Marani                            John O. Mead



      /S/ JAMES F. MCDONNELL                      /S/ VINCENT F. NICOLOSI
------------------------------------        ------------------------------------
James F. McConnell                          Vincent F. Nicolosi

      /S/ FRANKLIN F. REGAN, JR.                  /S/ JOHN E. ROE, SR.
------------------------------------        ------------------------------------
Franklin F. Regan, Jr.                      John E. Roe, Sr.



      /S/ MICHEL J. RUSSO
------------------------------------
Michel J. Russo









































































                                       17